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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2006


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                  DELAWARE                                         000-21139                            38-3185711
(State or other jurisdiction of incorporation)             (Commission File Number)         (IRS Employer Identification No.)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)


                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
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ITEM 7.01  REGULATION FD  DISCLOSURE.

The Company will disclose certain additional information relating to its February 9, 2006 restructuring initiative at a Credit Suisse Investor Conference being held today (March 28, 2006) in Phoenix, Arizona.

The following additional information is being disclosed:
     o The Company has begun an Enhanced Purchasing Initiative Plan under the aforementioned restructuring initiative with the flowing objectives:
          o Twenty-five percent reduction in current supply base and increased volumes with preferred suppliers;
          o    Increased Asia Pacific sourcing of parts and subassemblies;
          o Increased use of steel resale programs offered by original equipment manufacturers; and
          o This initiative is projected to provided costs savings ranging between 3 and 5% of non customer directed purchased material and parts;
o Production of certain sliding glass programs have been identified for relocation to Mexico from the current U.S. manufacturing facility;
o One hundred and twenty jobs, out of the potential two thousands jobs that could be affected by the February 9, 2006 restructuring initiative, have been identified so far as part of our planned job relocation to our Best-in-Cost facilities;
o The Matamoros, Mexico, campus expansion is on track with the anticipated completion of the construction of a leased 168,000 square foot facility in May 2006 with further expansion under review;
o Potentially 50% of our existing facilities will be impacted as a result of production moves to our Best-in-Cost facilities; and
o No facility closures have been announced to date, but five to ten facilities could be closed.

The Company's complete presentation at the aforementioned investor conference is posted to the Investor Relations section of its web page (www.duraauto.com) under the Presentations category.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.


Date: March 28, 2006             By /s/ Keith R. Marchiando
                                    ----------------------------
                                    Keith R. Marchiando
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)